                                                                    EXHIBIT 99.2


                                    D&N FINANCIAL CORPORATION
                                CONSOLIDATED STATEMENTS OF CONDITION

                                                                                   March 31          December 31
                                                                                    1999               1998
                                                                             ---------------------------------------
                                                                                         (In thousands)
                                                                             ---------------------------------------
                                                                                  (Unaudited)

ASSETS
 Cash and due from banks                                                         $   12,451        $   15,945
 Federal funds sold                                                                     900               --
 Interest-bearing deposits in other banks                                            23,708                34
                                                                                 ----------        ----------
   Total cash and cash equivalents                                                   37,059            15,979

 Investment securities
     (market value of $28,676,000 in 1999 and $28,678,000 in 1998                    28,676            28,678
Investment securities available for sale (at market value)                           58,298           101,394
Mortage-backed securities
     (market value $32,061,000 in 1999 and $42,025,000 in 1998)                      31,552            41,446
Mortgage-backed securities available for sale (at market value)                     533,590           452,766
Loans receivable (including loans held for sale of $8,134,000 in 1999
   and $8,801,000 in 1998)                                                        1,329,159         1,340,143
   Allowance for loan losses                                                        (11,044)          (10,995)
                                                                                 ----------        ----------
   Net loans receivable                                                           1,318,115         1,329,148
Other real estate owned, net                                                          1,402               857
Federal income taxes                                                                    637             2,721
Office properties and equipment, net                                                 18,818            19,005
Other assets                                                                         26,820            26,160
                                                                                 ----------        ----------
                   Total Assets                                                  $2,054,967        $2,018,154
                                                                                 ==========        ==========
LIABILITIES
  Checking and NOW accounts                                                      $  154,276        $  166,802
  Money market accounts                                                              97,868           103,878
  Savings deposits                                                                  244,347           237,600
  Time deposits                                                                     774,183           754,317
  Accrued interest                                                                    1,713             1,543
                                                                                 ----------        ----------
   Total deposits                                                                 1,272,387         1,264,140

  Securities sold under agreements to repurchase                                     78,049            18,153
  FHLB advances and other borrowed money                                            533,325           559,982
  Advance payments by borrowers and investors held in escrow                         18,164            25,416
  Other liabilities                                                                   6,155             6,284
                                                                                 ----------        ----------
                   Total liabilities                                              1,908,080         1,873,975

PREFERRED STOCK OF SUBSIDIARY                                                        28,719            28,719

STOCKHOLDERS' EQUITY
 Preferred stock, $.01 par value per share (1,000,000 shares authorized;
   none issued)                                                                        --                 --
 Common stock, $.01 par value per share (shares authorized - 25,000,000;
   shares outstanding - 9,394,273 in 1999 and 9,318,089 in 1998)                         94                93
 Additional paid-in capital                                                          79,323            78,375
                                                                                 ----------        ----------
                   Total paid-in capital                                             79,417            78,468

 Retained earnings - substantially restricted                                        38,857            35,265
 Accumulated other comprehensive income (loss)                                         (106)            1,727
                                                                                 ----------        ----------
                     Total stockholders' equity                                     118,168           115,460
                                                                                 ----------        ----------
                      Total  Liabilities and Stockholders' Equity                $2,054,967        $2,018,154
                                                                                 ==========        ==========

See Notes to Consolidated Financial Statements.

                           D&N FINANCIAL CORPORATION
                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)



                                                                                Three Months Ended
                                                                                     March 31
                                                                                1999        1998
                                                                        ------------------------------
                                                                        (In thousands, except per share)
Interest Income:
     Loans                                                                   $25,870        $26,829
     Mortgage-backed securities                                                8,341          6,145
     Investments and deposits                                                  1,288          1,573
                                                                             -------        -------
TOTAL INTEREST INCOME                                                         35,499         34,547

Interest expense:
     Deposits                                                                 13,367         11,985
     Securities sold under agreements to repurchase                              796          1,991
     FHLB advances and other borrowed money                                    7,727          7,366
                                                                             -------        -------
     TOTAL INTEREST EXPENSE                                                   21,890         21,342
                                                                             -------        -------
     NET INTEREST INCOME                                                      13,609         13,205

   Provision for loan losses                                                     675            525
                                                                             -------        -------
     NET INTEREST INCOME AFTER
     PROVISION FOR LOAN LOSSES                                                12,934         12,680

   Nointerest income:
   Loan administrative fees                                                      699            535
   Deposit related fees                                                        1,337          1,045
   Gain on sale of loans available for sale                                      841            885
   Gain on sale of mortgage-backed securities available for sale                 737            --
   Other income                                                                  199            736
                                                                             -------        -------
     TOTAL NONINTEREST INCOME                                                  3,813          3,201

   Nointerest income:
   Compensation and benefits                                                   5,350          4,822
   Occupancy                                                                     975            816
   Other expense                                                               3,353          3,196
                                                                             -------        -------
     GENERAL AND ADMINISTRATIVE EXPENSE                                        9,678          8,834
   Other real estate owned, net                                                   30             18
   Federal deposit insurance premiums                                            188            243
                                                                             -------        -------
     TOTAL NONINTEREST EXPENSE                                                 9,896          9,095
                                                                             -------        -------
     INCOME BEFORE INCOME TAX EXPENSE                                          6,851          6,786

   Federal income tax expense                                                  2,151          2,208
                                                                             -------        -------
         INCOME BEFORE PREFERRED STOCK DIVIDENDS                               4,700          4,578

   Preferred stock dividends of subsidiary                                       681            681
                                                                             -------        -------
              NET INCOME                                                     $ 4,019        $ 3,897
                                                                             =======        =======

   Earnings per share:

              BASIC                                                          $  0.43        $  0.43
                                                                             =======        =======
              DILUTED                                                        $  0.42        $  0.41
                                                                             =======        =======


See Notes to Consolidated Financial Statements.

                           D&N FINANCIAL CORPORATION
               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                                         Three Months Ended
                                                                                                             March 31,
                                                                                                         1999          1998
                                                                                                   ---------------------------
                                                                                                           (In thousands)
                                                                                                   ---------------------------
  OPERATING ACTIVITIES
    Net Income                                                                                       $   4,019      $  3,897
    Adjustments to reconcile net income to net cash
    provided by operating activities:
     Provision for loan losses                                                                             675           525
     Depreciation and amortization of office properties and equipment                                      628           541
     Amortization of discounts on purchased loans and securities                                        (1,144)         (675)
     Originations and purchases of loans held for sale                                                 (16,527)      (37,607)
     Proceeds from sales of loans held for sale                                                         64,376        52,097
     Gain on loans and mortgage-backed securities available for sale                                      (737)         --
     Gain on sale of loan servicing rights                                                                 --           (193)
     Amortization and writedowns of mortgage servicing rights                                              250           187
     Other                                                                                               2,415           708
                                                                                                     ---------     ---------
             Net cash provided by operating activities                                                  53,955        19,480

  INVESTING ACTIVITIES
     Proceeds from maturities of investment securities                                                 154,989        14,986
     Purchases of investment securities to be held to maturity                                        (111,575)       (2,450)
     Proceeds from sales of mortgage-backed securities available for sale                               40,785         --
     Principal collected  on mortgage-backed securities                                                 51,926        32,530
     Purchases of mortgage-backed securities                                                          (164,800)      (24,894)
     Loans purchased                                                                                   (63,196)      (69,219)
     Net change in loans receivable                                                                     25,408       (24,123)
     (Increase) decrease in other real estate owned                                                       (545)          183
     Sales of loan servicing rights                                                                       --             193
     Purchases of office properties and equipment                                                          421          (978)
                                                                                                      ---------      --------
             Net cash used by investing activities                                                     (67,429)     (73 ,772)

  FINANCING ACTIVITIES
     Net change in time deposits                                                                        19,866       (22,767)
     Net change in other deposits                                                                       11,789        17,956
     Proceeds from notes payable, securities sold under agreements
        to repurchase and other borrowed money                                                         119,896       115,000
     Payments on maturity of notes payable, securities sold under
        agreements to repurchase and other borrowed money                                              (86,689)      (67,127)
     Net change in advance payments by borrowers and investors
        held in escrow                                                                                  (7,252)        2,313
     Common stock cash dividend                                                                           (470)         (457)
     Proceeds from issuance of stock                                                                       992           655
     Purchases of treasury stock/warrants                                                                  --           (364)
                                                                                                     ---------      --------
             Net cash provided by financing activities                                                  34,554        45,209
                                                                                                     ---------      --------

  Increase(Decrease) in cash and cash equivalents                                                       21,080        (9,083)
  Cash and cash equivalents at beginning of period                                                      15,979        20,497
                                                                                                     ---------      --------
  Cash and cash equivalents at end of period                                                         $  37,059      $ 11,414
                                                                                                     =========      ========

  Noncash transactions:
  Issuance of treasury stock on exercise of stock options                                            $   --              884
                                                                                                     =========      ========

See Notes to Consolidated Financial Statements.

                           D&N FINANCIAL CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:  BASIS OF PRESENTATION

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year.


NOTE 2:  EARNINGS PER SHARE

Basic earnings per share is calculated by dividing net income by the average number of shares outstanding during the applicable period.

The company had stock options which are considered to be potentially dilutive to common stock. Diluted earnings per share is calculated by dividing net income by the average number of shares outstanding during the applicable period adjusted for these potentially dilutive options.

The following table sets forth the computation of per share earnings as provided in SFAS 128, and illustrates the dilutive effect of options outstanding.


                                                Three months ended
                                        March 31, 1999        March 31, 1998
                                     ------------------  -----------------------
                                             Earnings            Earnings
                                     Shares  per share   Shares  per share
                                     ------  ----------  ------  ----------
                                       (In thousands, except per share earnings)

     Basic EPS                        9,357     $ 0.43    9,115     $ 0.43
     Net dilutive effect of stock
         options outstanding            236      (0.01)     380      (0.02)
                                     ------  ---------   ------  ---------
     Diluted EPS                      9,593     $ 0.42    9,495     $ 0.41
                                     ======     ======   ======  =========

NOTE 3: ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses represents the Company's estimate of probable credit losses related to specifically identified loans as well as probable credit losses inherent in the remainder of the Company's loan portfolio that have been incurred as of the balance sheet date. The allowance for loan losses is maintained at an adequate level through additions to the provisions for loan losses. An appropriated level of the general allowance is determined based on the application of projected risk percentages to graded loans by categories. In addition, specific reserves are established for individual loans when deemed necessary by management. Management also considers other factors when size and character of the loan portfolio, consultation with regulatory authorities, amount of nonperforming loans, delinquency trends, economic conditions and industry trends.

Changes in the allowance for loan losses are summarized as follows:


                                                  Three Months Ended
                                                       March 31,
                                                 1999           1998
                                              ---------------------------
                                                     (In thousands)

      Balance at beginning of period               $ 10,995   $ 10,549
      Charge-offs:
      Mortgage loans                                     53         10
      Commercial loans                                   12         --
      Consumer loans                                    664        458
                                                   -------------------
        Total                                           729        468
      Recoveries:
      Commercial loans                                    2         --
      Consumer loans                                    101         73
                                                   -------------------
      Total                                             103         73
                                                   -------------------
      Net charge-offs                                   626        395
      Provision charged to operations                   675        525
                                                   -------------------
      Balance at end of period                      $11,044    $10,679
                                                   ===================



NOTE 4:  COMPREHENSIVE INCOME

The Bank adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", as of January 1, 1998. SFAS No. 130 established standards for reporting and display of comprehensive income and its components. Total Comprehensive Income for the three month period ended March 31, 1999 and 1998 was as follows:

                                                  Three Months Ended
                                                        March 31,
                                                   1999       1998
                                                 --------------------
                                                    (In thousands)
                                                 --------------------

     Net income                                  $ 4,019     $ 3,897

     Other comprehensive income:

     Unrealized  holding gains and losses
       on debt securities available for sale,
       net of tax                                 (1,833)       (159)
                                                 -------     -------

     Total accumulated other comprehensive
       income                                     (1,833)       (159)
                                                 -------     -------
     Total Comprehensive Income                  $ 2,186     $ 3,738
                                                 =======     =======